Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-128699
333-151910
333-145064

TIAA-CREF Life Separate Account VLI-1

TIAA-CREF Life Separate Account VA-1

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 5

dated October 28, 2011 to the

Intelligent Life® VUL Prospectus

dated May 1, 2011 and amended July 19, 2011 and August 8, 2011, and the

Intelligent Life Survivorship VUL Prospectus

dated May 1, 2011 and amended July 19, 2011 and August 8, 2011, and the

Intelligent Variable Annuity® Prospectus

dated May 1, 2011 and amended July 19, 2011, August 8, 2011 and October 5, 2011

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same names. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

Credit Suisse Trust-International Equity Flex III Portfolio

Credit Suisse Trust-U.S. Equity Flex I Portfolio

Effective April 12, 2010, the Credit Suisse Trust-International Equity Flex III Portfolio and the Credit Suisse Trust-U.S. Equity Flex I Portfolio (each a “Portfolio”) ceased to be available as a Contract Allocation Option for new allocations to the Contracts, including allocations by transfer from other available Contract Allocation Options.

The Board of Trustees (the “Board”) of Credit Suisse Trust (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) with respect to each Portfolio whereby each Portfolio will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record in one or more cash payments. Under the Plan, each Portfolio will promptly wind up its business affairs. At a Special Meeting of Shareholders held on September 29, 2011, Shareholders approved the liquidation of each Portfolio.

The liquidation occurred on October 21, 2011. Contract owners who held shares of either of the Portfolios on the liquidation date had their account values transferred to the TIAA-CREF Life Money Market Portfolio.

A13232 (10/11)